UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2007
SANDERSON FARMS, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Flynt Road Laurel, Mississippi	39443

(Address of principal executive offices)	(Zip Code)
(601) 649-4030

(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
On August 28, 2007, the Registrant issued a press release announcing its earnings for its fiscal quarter ended July 31, 2007. The press release is furnished herewith as Exhibit 99.1. Also on August 28, 2007, the Registrant held a conference call to discuss its earnings for its fiscal quarter ended July 31, 2007. A transcript of the conference call is furnished herewith as Exhibit 99.2. The information in the press release and transcript is not to be considered “filed” for purposes of the Securities Exchange Act of 1934.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c) The following exhibits are filed with this Current Report:

Exhibit No.	Description
99.1	Press release of Sanderson Farms, Inc. dated August 28, 2007

99.2	Transcript of conference call held by Sanderson Farms, Inc. on August 28, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC. (Registrant)
Date: August 30, 2007	By:	/s/ D. Michael Cockrell
D. Michael Cockrell
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Sanderson Farms, Inc. dated August 28, 2007

99.2	Transcript of conference call held by Sanderson Farms, Inc. on August 28, 2007